SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2011

VolitionRX Limited

(Exact name of Company as specified in its charter)

Delaware	0-24707	91-1949078
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
150 Orchard Road Orchard Plaza 08-02 Singapore 238841 (Address of principal executive offices) Facsimile: +65 6333 7235 (Registrant’s Facsimile Number)

Copy of all Communications to:

Carrillo Huettel, LLP

Wade Huettel, Esq.

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

Phone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

       .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 13, 2011, VolitionRX Limited (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original 8-K”) in connection with the closing of the previously announced Share Exchange Agreement.  This Amended Current Report on Form 8-K/A amends Item 9.01 of the Original 8-K to present certain financial information required under Item 9.01(a)(4) and Item 9.01(b)(2) that was previously omitted.

Except for the filing of financial information required under Item 9.01, this Form 8-K/A does not amend or update any other information contained in the Original 8-K.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

The unaudited consolidated financial statements of Singapore Volition Pte Limited for the six months ended June 30, 2011 are filed as Exhibit 99.01 hereto and are incorporated herein by reference.

The audited consolidated financial statements of Singapore Volition Pte Limited as of December 31, 2010 and for the period from August 5, 2010 (date of inception) to December 31, 2010 are filed as Exhibit 99.02 hereto and are incorporated herein by reference.

(b) Pro forma Financial Information.

The unaudited pro forma consolidated financial information with respect to the transaction described in Item 2.01 of the Original 8-K is filed as Exhibit 99.03 hereto and incorporated herein by reference.

(d)

Exhibits.

Exhibit
Number	Description of Exhibit	Filing
3.01	Certificate of Incorporation	Filed with the SEC on December 6, 1999 as part of our Registration Statement on Form 10-SB.
3.01(a)	Amendment to Certificate of Incorporation	Filed with the SEC on November 10, 2005 as part of our Registration Statement on Form SB-2.
3.01(b)	Certificate for Renewal and Revival of Charter	Filed herewith.
3.02	Bylaws	Filed with the SEC on December 6, 1999 as part of our Registration Statement on Form 10-SB.
10.01	Patent License Agreement by and between Cronos Therapeutics Limited and Imperial College Innovations Limited dated October 19, 2005	Filed with the SEC on October 13, 2011 as part of our Current Report on Form 8-K.
10.02	Amended Patent License Agreement by and between Cronos Therapeutics Limited and Imperial College Innovations Limited dated July 31, 2006	Filed with the SEC on October 13, 2011 as part of our Current Report on Form 8-K.
10.03	Extension Letter Agreement by and between Cronos Therapeutics Limited and Imperial College Innovations Limited dated September 4, 2006	Filed with the SEC on October 13, 2011 as part of our Current Report on Form 8-K.
10.04	Patent License Agreement by and between ValiRX PLC and Chroma Therapeutics Limited dated October 3, 2007	Filed with the SEC on October 13, 2011 as part of our Current Report on Form 8-K.
10.05	Contract Repayable Grant Advance on the Diagnosis of Colorectal Cancer by “NucleosomicsTM” by and between ValiBIO SA and The Walloon Region dated December 17, 2009	Filed with the SEC on October 13, 2011 as part of our Current Report on Form 8-K.
10.06	Non-Exploitation and Third Party Patent License Agreement by and among ValiBIO SA, ValiRX PLC and The Walloon Region dated December 17, 2009	Filed with the SEC on October 13, 2011 as part of our Current Report on Form 8-K.
10.07	Deed of Novation by and among Singapore Volition Pte Limited, ValiRX PLC, ValiBIO SA and Chroma Therapeutics Limited dated September 22, 2010	Filed with the SEC on October 13, 2011 as part of our Current Report on Form 8-K.
10.08	Letter of Appointment as Non-Executive Director by and between Singapore Volition Pte Limited and Satu Vainikka dated September 22, 2010	Filed with the SEC on October 13, 2011 as part of our Current Report on Form 8-K.
10.09	Letter of Appointment as Non-Executive Director by and between Singapore Volition Pte Limited and Guy Archibald Innes dated September 23, 2010	Filed with the SEC on October 13, 2011 as part of our Current Report on Form 8-K.
10.10	Letter of Appointment as Non-Executive Director by and between Singapore Volition Pte Limited and Dr. Alan Colman dated May 25, 2011	Filed with the SEC on October 13, 2011 as part of our Current Report on Form 8-K.
10.12	Deed of Novation by and among Imperial College Innovations Limited, Valipharma Limited and Hypergenomics Pte Limited dated June 9, 2011	Filed with the SEC on October 13, 2011 as part of our Current Report on Form 8-K.
10.13	Patent License Agreement by and between Hypergenomics Pte Limited and Valipharma Limited dated June 9, 2011	Filed with the SEC on October 13, 2011 as part of our Current Report on Form 8-K.
10.14	Consultancy Agreement by and between Singapore Volition Pte Limited and Malcolm Lewin dated July 10, 2011	Filed with the SEC on October 13, 2011 as part of our Current Report on Form 8-K.
10.15	Share Exchange Agreement with Singapore Volition Pte Limited dated September 26, 2011	Filed with the SEC on September 29, 2011 as part of our Current Report on Form 8-K.
14.01	Code of Ethics	Filed with the SEC on November 10, 2005 as part of our Registration Statement on Form SB-2.
21.01	List of Subsidiaries	Filed with the SEC on October 13, 2011 as part of our Current Report on Form 8-K.
99.01	Unaudited Consolidated Financial Statements of Singapore Volition Pte Limited	Filed herewith.
99.02	Audited Consolidated Financial Statements of Singapore Volition Pte Limited	Filed herewith.
99.03	Unaudited Pro Forma Condensed Combined Financial Statements	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VolitionRX Limited
Date: October 31, 2011	/s/ Cameron Reynolds
By: Cameron Reynolds
Its: Chief Executive Officer and President

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